CHINA NATURAL GAS, INC.

SECURITIES PURCHASE AGREEMENT (THE “AGREEMENT”)

December 30, 2007

Abax Lotus Ltd.
c/o Abax Global Capital (Hong Kong) Limited
Suite 6708, 67/F Two International Finance Centre
8 Finance Street
Central, Hong Kong SAR

Ladies and Gentlemen:

China Natural Gas, Inc. (the “Company”), a Delaware corporation, and the other Group Companies (as defined in Section 4 hereof) hereby agree with the Purchaser (as defined below) as follows:

1. Authorization and Issuance of Securities.

(a)
The Company has authorized (i) the issuance and sale of up to US$40,000,000 in principal amount of its 5.0% Guaranteed Senior Notes due 2014 (the “Initial Notes”) (ii) the grant by the Company to the Purchaser of the option to purchase up to US$10,000,000 in principal amount of its 5.0% Guaranteed Senior Notes due 2014 (the “Option Notes,” and together with the Initial Notes, the “Notes”) and (iii) the issuance of warrants (each, a “Warrant”) representing the right to purchase 2,900,000 shares of the Company’s common stock, par value $.0001 (the “Common Stock”) pursuant to the Warrant Agreement (as defined below). For the purposes of this Agreement, the “Principal Amount” shall be the greater of (i) US$40,000,000 and (ii) the actual aggregate principal amount of Notes issued on the date which is 30 calendar days following the Closing Date.

(b)
Subject to the terms and conditions of this Agreement, the Company will, at the Closing provided for in Section 3, issue and sell to Abax Lotus Ltd. (“Abax”, the “Purchaser”) and the Purchaser will purchase from the Company, Notes in the principal amount specified opposite each Purchaser’s name in Schedule I, and the Company will issue to the Purchaser such number of Warrants specified opposite the Purchaser’s name in Schedule I, for the consideration in the amount specified opposite the Purchaser's name in Schedule I. Subject to the terms and conditions of this Agreement, the option to purchase the Option Notes will expire 30 calendar days after the Closing Date (the “Expiration Date”) and may be exercised in whole or in part from time to time on one or more occasions prior to the Expiration Date at the discretion of the Purchaser. Any such time and date of delivery of the Option Notes shall be determined by the Company, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the First Closing Date (as defined below).

(c)
The Notes are to be issued pursuant to the provisions of an indenture (the “Indenture”), to be dated as of the First Closing Date, by and among the Company and DB Trustees (Hong Kong) Limited, as trustee (the “Trustee”), substantially in the form attached hereto as Exhibit A. The Warrants are to be issued pursuant to the provisions of a warrant agreement (the “Warrant Agreement”), to be dated as of the First Closing Date (as defined below), by and between the Company and Deutsche Bank AG, Hong Kong Branch, as the warrant agent, substantially in the form attached hereto as Exhibit B. As used herein, the term “Securities” shall mean, collectively, the Notes, the Warrants, the Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) and the Guarantees (as defined below).

(d)	Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

2. Terms of Offering.

(a)
Pursuant to the Indenture, all future direct and indirect subsidiaries of the Company, shall irrevocably and unconditionally guarantee the Notes on a senior basis, but not including any direct and indirect subsidiaries of the Company organized in the People’s Republic of China (“PRC”) unless a change in PRC law or interpretation in PRC law permits such subsidiaries without governmental approval or registration, to irrevocably and unconditionally guarantee, on a senior basis, to the Purchaser and to the Trustee the payment and performance of the Company’s obligations under the Documents (as defined below) (collectively, the “Guarantees”).

(b)	The Notes and the Guarantees will be secured by:

(i)
to the fullest extent permitted by applicable laws, an account security agreement in the form attached hereto as Exhibit C, granting a first priority lien over all cash and bank balances of the Company in the Deposit Account (as defined below); and

(ii)
subject to the approval of the requisite Governmental Authority, a perfected Lien on no more than 65% of the equity interests of Shaanxi Xilan Natural Gas Equipment Co., Ltd., a limited liability company formed under the laws of the PRC (the “WFOE”) pursuant to an equity pledge agreement between the Collateral Agent and the Company, substantially in the form attached hereto as Exhibit D (the “Onshore Equity Pledge Agreement,”) and, to the fullest extent permitted by applicable laws, financing statements (the “Financing Statements”) under the Uniform Commercial Code (“UCC”) (collectively, the Account Pledge, Onshore Equity Pledge Agreement, Financing Statements and related registrations being referred to herein as the “Security Documents”).

(c)
The Closing (as hereinafter defined) of the sale and purchase of the Securities under this Agreement shall be deemed to take place simultaneously with, and to be part of one integrated transaction consisting of, the closing of the sale and purchase of the Notes and Warrants under this Agreement. The Securities will be offered and sold to the Purchaser pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes, Warrants and the Warrant Shares shall bear the legends relating to the offer and the sale of the Notes, Warrants and the Warrant Shares as required by (i) Regulation S under the Act or (ii) any other applicable laws or regulations relating to the issuance of the Securities.

(d)
The net proceeds from the sale and issuance of the Securities shall be deposited into an account of the Company in New York state that is subject to co-signature authority by a representative of Abax (the “Deposit Account”) and shall be made available to the WFOE by way of capital contribution or shareholder’s loan from the Company.

(e)
The Purchaser will be entitled to certain investor rights as set forth in each of the Investor Rights Agreement to be entered into by and among the Company, the Purchaser and Mr. Ji Qinan (the “Controlling Shareholder”) and the other parties thereto, dated the Closing Date, in the form attached hereto as Exhibit E (the “Investor Rights Agreement”), the Conduct of Business and Information Rights Agreement in the form of Exhibit F and the Non Competition Agreement in the form of Exhibit G.

(f)
The Purchaser will be entitled to certain registration rights as set forth in the Equity Registration Rights Agreement to be entered into by and among the Company and the Purchaser, dated the Closing Date, in the form attached hereto as Exhibit H (the “Registration Rights Agreement”).

(g)
This Agreement, the Indenture, the Notes, the Warrant Agreement, the Security Documents, the Investor Rights Agreement, Conduct of Business and Information Rights Agreement, the Non Competition Agreement and the Registration Rights Agreement are, collectively, referred to herein as the “Documents.”

3. Purchase, Sale and Delivery.

(a)
The delivery of the Securities to be purchased by the Purchaser shall occur at the Hong Kong office of Weil, Gotshal & Manges LLP, at 4:00 p.m., local time, at a closing on January 31, 2008 or on such other Business Day thereafter as may be agreed upon in writing by the Company, the Purchaser (such date referred to herein as the “First Closing Date”).

(b)
Subject to the terms and conditions herein, within 30 days from and after the First Closing Date, the Purchaser shall have the option to require the Company to issues the Option Notes on any Business Day that may be agreed upon in writing by the Company and the Purchaser, but in any event no later than seven (7) full Business Days after the exercise of said option, nor in any event prior to the First Closing Date, (such date referred to herein as the “Second Closing Date” and along with the First Closing Date, each, as applicable, a “Closing Date” and each such time, as applicable, a “Closing”). The delivery of the Option Notes to be purchased shall occur at the aforementioned office on such date.

(c)
Subject to the terms and conditions herein, at the First Closing (or Second Closing in the case of the Option Notes), the Company shall deliver to the Purchaser one or more global certificates representing the Notes and the Company shall deliver to the Purchaser one or more global certificates representing the Warrants, in each case registered in such names and denominations as the Purchaser may request (but not less than the minimum amount required by the Indenture), against payment by the Purchaser of the aggregate purchase price for the Notes and the Warrants (as more specifically set forth in Schedule I hereto) by immediately available funds bank wire transfer to such bank account as the Company shall have theretofore designated to the Purchaser. In addition, in the event that any or all of the Option Notes are purchased by the Purchaser, payment of the purchase price for, and delivery of notes for, such Option Notes shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Purchaser and the Company, on each Closing Date.

(d)
The Notes and Warrants, as the case may be, each to be represented by one or more global certificates in book-entry form, will be deposited on the Closing Date, by or on behalf of the Company with Deutsche Bank AG, London Branch as common depositary for Clearstream Banking, sociėtė anonyme (or any successor securities agency) (“Clearstream”) and Euroclear Bank, S.A./N.V. (or any successor securities clearing agency) (“Euroclear”, together with Clearstream, the “Clearing Facilities”), or its designated custodian, and registered in the name of BT Globenet Nominees Limited for further credit to Purchaser’s account. The Common Stock is approved for quotation on the OTC Bulletin Board (the “Trading Market”).

4. Representations and Warranties of the Group Companies. Each of the Company, Xi’an Xilan Natural Gas Co., Ltd., a limited liability company incorporated under the laws of the PRC, Shaanxi Jingbian Liquified Natural Gas Co., Ltd., a limited liability company formed under the laws of the PRC, Shaanxi Xilan Automobile Conversion Co., Ltd., a limited liability company formed under the laws of the PRC, Shaanxi Xilan Natural Gas Equipment Co. Ltd., a limited liability company formed under the laws of the PRC, and Henan Branh of Xi’an Xilan Natural Gas Go. Ltd., a limited liability company formed under the laws of the PRC (collectively, the “Group Companies”), jointly and severally, represents and warrants to the Purchaser that, except as set forth in the SEC Reports (as defined below), the following representations and warranties are true and correct and will on the Closing Date be true and correct:

(a)
SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since November 14, 2007, including pursuant to Section 13(a), 13(c) or 15(d) thereof (the foregoing materials from and after November 14, 2007, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as of the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, as applicable, and none of the SEC Reports, as of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as to the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)	Ownership of Shares of Subsidiaries; Affiliates.

(i)
The SEC Reports disclose complete and correct lists of each individual partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization (collectively, a “Person”) in which the Company (i) owns, directly or indirectly, a majority of its capital stock or similar equity interests or (ii) otherwise maintains, directly or indirectly, control over management, operations and decision-making processes (each, a “Subsidiary” and collectively, the “Subsidiaries”), as to which Schedule 4(b) shows, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(ii)
All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 4(b) as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company or another Subsidiary free and clear of any Lien (other than Liens arising by operation of law).

(iii)
No Subsidiary is a party to, or otherwise subject to any legal or regulatory restriction or any agreement (other than this Agreement, the restrictions disclosed in Schedule 4(b), and limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(iv)
Schedule 4(b) shows the correct names of the Group Companies, the jurisdictions of their respective organization, and the percentage of shares of each class of their respective capital stock or similar equity interests outstanding owned by their respective shareholders. All of the outstanding shares of capital stock or similar equity interests of the Group Companies shown in Schedule 4(b) as being owned by their respective shareholders have been validly issued, are fully paid and non-assessable and are owned by such shareholders free and clear of any Lien (other than Liens arising by operation of law and Liens arising under the Security Documents).

(v)
Except pursuant to the Controlling Shareholder’s ownership interests in the Company or as otherwise set forth in Schedule 4(b), none of the directors or executive officers of the Group Companies holds, directly or indirectly, any beneficial ownership interest in any of the Subsidiaries.

(vi)
Except as set forth in Schedule 4(b), the Company does not, directly or indirectly, beneficially own or control a minority interest in any other company, partnership or other entity and has not entered into any joint venture or strategic alliances.

(vii)	As of the date hereof, there are no Subsidiaries of the Company that are not organized in the PRC.

(c)
Organization. Each of the Group Companies (i) has been duly organized, is validly existing and is in good standing (if applicable) under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing (if applicable) as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Group Companies, taken as a whole, (B) the ability of any of the Group Companies to perform their respective obligations under any Document or (C) the validity or enforceability of any of the Documents or the consummation of any of the transactions contemplated therein (each, a “Material Adverse Effect”).

(d)	Capitalization and Voting Rights.

(i)
Capital Stock. The authorized capital of the Company consists of (i) 45,000,000 shares of Common Stock, of which 29,200,304 shares of Common Stock are issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, of which no shares are issued and outstanding.

(ii)
Issued Shares. As at the date hereof and immediately prior to the Closing, the aggregate number of shares of Common Stock issued and which are issuable pursuant to any exercise, conversion, exchange, subscription or otherwise in connection with any warrants, options (including pursuant to the Company’s stock option plan), convertible securities or any agreement to sell or issue shares of Common Stock or securities which may be exercised, converted or exchanged for shares of Common Stock (collectively, “Fully-Diluted”) is 30,244,965. The Warrant Shares issuable upon exercise of the Warrants have been duly reserved for issuance and will constitute 8.75% of the Company’s Common Stock on a Fully-Diluted basis. All of the issued and outstanding shares of each of the Group Companies as of the Closing are duly authorized, validly issued, fully paid and non-assessable, were issued in accordance with the registration or qualification provisions of the Act and any relevant blue sky laws of the United States of America or pursuant to valid exemptions therefrom and were issued in compliance with other applicable laws (including, without limitation, applicable PRC laws, rules and regulations) and are not subject to any rescission right or put right on the part of the holder thereof nor does any holder thereof have the right to require the Company to repurchase such share capital.

(iii)
Voting and Other Agreements. Except as set forth in Schedule 4(d)(iii), there are no outstanding (A) options, warrants or other rights to purchase from any Group Company, (B) agreements, contracts, arrangements or other obligations of any Group Company to issue, or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of, or other ownership or equity interests in, any Group Company. Except as otherwise contemplated in the Investor Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge after due inquiry, there is no agreement or understanding with any Person that affects or relates to (i) the voting or giving of written consents with respect to any security of the Company (including, without limitation, any voting agreements, voting trust agreements, shareholder agreements or similar agreements) or the voting by a director of the Company or (ii) the sale, transfer or other disposition with respect to any security of the Company.

(iv)
The Common Stock is registered pursuant to 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Trading Market to the effect that the Company is not in compliance with the requirements of the Trading Market. The Company is, and expects to be, in compliance with all of the listing requirements of the Trading Market in the foreseeable future.

(e)
No Registration Rights. Except as set forth in Schedule 4(e) and for the registration rights to be granted by the Company under the Registration Rights Agreement, no holder of securities of any of the Group Companies is or will be entitled to have any registration rights with respect to such securities.

(f)
Authorization and Execution. Each of the Group Companies has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Documents to which it is a party and to consummate the transactions contemplated thereby. This Agreement has been duly authorized, executed and delivered by the Group Companies. Each of the Documents has been duly authorized and when executed and delivered by the Group Companies (to the extent it is a party thereto) shall constitute a legal, valid and binding obligation of each of the Group Companies (to the extent it is a party thereto) enforceable against each of the Group Companies (to the extent it is a party thereto) in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in Section 8 of this Agreement or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(g)
Valid Issuance of the Notes. Each of the Notes, when issued, sold and delivered in accordance with the terms thereof and for the consideration set forth herein, will be free of restrictions on transfer, other than restrictions on transfer under applicable securities laws. Assuming the accuracy of the Purchaser’s representations in Section 6 below, the Notes will be issued in compliance with applicable federal and state securities laws. The Notes, when issued, will be in the form contemplated by the Indenture. Each of the Notes has been duly authorized by the Company and, when executed and delivered by the Company, authenticated by the Trustee and delivered to the Purchaser in accordance with the terms of this Agreement and the Indenture, such Notes will have been duly executed, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(h)
Valid Issuance of Warrants. The Warrants, when issued in accordance with the terms thereof, will be free of restrictions on transfer, other than restrictions on transfer under applicable securities laws. The Warrants, when issued, will be in the form contemplated by the Warrant Agreement. The Warrants have been duly and validly authorized for issuance by the Company, and, when executed and delivered by the Company, countersigned by the Warrant Agent and delivered to the Purchaser, in accordance with the terms of this Agreement and the Warrant Agreement, the Warrants will have been duly executed, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms.

(i)
Valid Authorization and Reservation of Warrant Shares. The Warrant Shares have been duly and validly authorized and reserved for issuance by the Company, and when issued pursuant to the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable, not subject to any preemptive or similar rights, free from all taxes, Liens, charges and security interests with respect to the issuance thereof, free of restrictions on transfer (other than as expressly contemplated by the Documents) and entitled to the benefits of the Registration Rights Agreement.

(j)
Compliance with Instruments. None of the Group Companies is in violation of its respective certificate of incorporation, articles of association, by-laws or other organizational documents (the “Charter Documents”). None of the Group Companies is, nor does any condition exist (nor will exist with the passage of time or otherwise) that could reasonably be expected to cause any of the Group Companies to be, (i) in violation of any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to any of the Group Companies or any of their properties (collectively, “Applicable Law”) of any federal, state, PRC national, provincial, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization of applicable jurisdictions, domestic or foreign (each, a “Governmental Authority”), or (ii) in breach of or in default (or subject to acceleration any Debt) under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), other than in each of clause (i) and (ii) such violations, breaches or defaults that are not material. All Applicable Agreements are in full force and effect with respect to the Group Companies and to the Company’s knowledge, with respect to the other parties, are the legal, valid and binding obligations of the parties thereto.

(k)
No Conflicts. Neither the execution, delivery or performance of any of the Documents, the issuance of any of the Securities nor the consummation of any of the transactions contemplated herein or therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person or a Governmental Authority (other than consents already obtained which are in full force and effect) or result in the imposition of a Lien (other than a Lien arising under the Security Documents and the transactions contemplated by this Agreement) on any assets of any of the Group Companies under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, other than in each of clause (ii) and (iii) such violations, breaches or defaults that would not, individually or in aggregate, have a Material Adverse Effect (or such as have been, or at the Closing will have been, cured). After consummation of the transactions contemplated in the Documents, no Default or Event of Default will exist under the Indenture.

(l)	Security Interest/Security Documents.

(i)
When executed and delivered, the Security Documents will create valid and enforceable security interests in favor of the Collateral Agent in the collateral (as described therein), which security interests will secure the repayment of the Notes and the other obligations purported to be secured thereby; when the UCC Financing Statement in respect of the Company’s Onshore Equity Pledge Agreement over the WFOE is filed with the Secretary of State of the State of Delaware, such security interest will be perfected on a first-priority basis; such security interest will be perfected on a first-priority basis; as of the Closing Date, the pledgor under the Onshore Equity Pledge Agreement will own the pledged collateral described therein free and clear of all Liens (except for Liens arising by operation of law and Liens arising under the Onshore Equity Pledge Agreement).

(ii)
When executed and delivered, and subject to the approval by relevant Governmental Authority as contemplated under Section 5(m) hereof, the Onshore Equity Pledge Agreement will create a valid and enforceable security interest in favor of the Collateral Agent in all the equity interests in the WFOE, which security interest will secure the repayment of the Notes and the other obligations purported to be secured thereby. When the Onshore Equity Pledge Agreement is filed with, and approved by, the relevant Governmental Authority pursuant to Section 5(m) hereof, the security interests represented thereby will be perfected.

(m)
Governmental Consents. No filing with, consent, approval, authorization or order of, any Governmental Authority is required for (i) the valid execution, delivery and performance by any of the Group Companies of the Documents, (ii) the offer, sale, issuance or delivery of the Notes, the Warrants or the Warrant Shares, or (iii) the consummation of the transactions contemplated by the Documents, except (x) as have been obtained or will have been obtained on or before the Closing Date, or (y) as are described herein to perfect security interests granted pursuant to the Security Documents, and (z) as may be required under the Act or applicable state securities or “Blue Sky” laws.

(n)
Proceedings. There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to the knowledge of the Company, threatened, that (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenges any of the Documents or any of the transactions contemplated therein or (ii) would otherwise have or could reasonably be expected to have a Material Adverse Effect. None of the Group Companies is subject to any judgment, order or decree of which the Company has knowledge and which would have a Material Adverse Effect.

(o)
Permits. Each of the Group Companies possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now conducted (“Permits”). All of the Permits are valid and in full force and effect. Each of the Group Companies has fulfilled and performed all of its respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time could allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit. None of the Group Companies has received actual notice of any Proceeding relating to revocation or modification of any such Permit.

(p)
Title to Property. Each of the Group Companies has good and marketable title to all real property and personal property owned by it, in each case free and clear of any Liens as of the Closing Date, except such Liens as permitted under the Documents or such as would not have a Material Adverse Effect. For the real property not owned by any of the Group Companies and currently used or planned to be used for the business operations of the Group Companies, each of such Group Companies has good and marketable title to all leasehold estates in real and personal property being leased by it and, in each case free and clear of all Liens as of the Closing Date.

(q)
Insurance. Each of the Group Companies maintains reasonably adequate insurance covering its material properties, operations, personnel and business, and is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. All policies of insurance insuring the Group Companies and their respective businesses, assets, employees, officers and directors are in full force and effect. Each of the Group Companies is in compliance with the terms of such policies and instruments in all material respects, and there are no claims by any of the Group Companies under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Group Companies has been refused any insurance coverage sought or applied for, and none of the Group Companies has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not, individually or in the aggregate, have a Material Adverse Effect.

(r)
Taxes. All Tax returns required to be filed by each of the Group Companies have been filed, and all such returns are true, complete and correct in all material respects. All material Taxes that are due from each of the Group Companies have been paid other than those (i) currently payable without penalty or interest or (ii) being diligently contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. To the knowledge of the Company after due inquiry, there are no proposed Tax assessments against any of the Group Companies. The accruals and reserves on the books and records of each of the Group Companies in respect of any Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all federal, state, PRC national, provincial, local and foreign taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto.

(s)	Intellectual Property.

(i)
Each of the Group Companies owns, or is validly licensed under, or has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how, (including any discoveries, concepts, ideas, research and development, know-how, formulas, inventions, compositions, manufacturing and production processes and techniques, technical data, procedures, designs, drawings, specifications, databases, and other proprietary or confidential information, including customer lists, supplier lists, pricing and cost information, and business and marketing plans and proposals of the Group Companies), trademarks, service marks and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses and which as of the Closing Date, will be free and clear of all Liens, except where the failure to own, possess, or have the right to use such Intellectual Property could not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by any of the Group Companies or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto, and, to the Company’s knowledge, there are no facts which would form a valid basis for any such claim. The use of such Intellectual Property by any of the Group Companies does not and will not infringe on, violate, misappropriate or otherwise interfere or conflict with any the Intellectual Property rights of any other person.

(ii)
The SEC Reports describe all material Intellectual Property licensed to any of the Group Companies. All material Intellectual Properties owned by each of the Group Companies are valid and enforceable and are in compliance with formal legal requirements.

(iii)
Each of the Group Companies has taken reasonable steps to establish, register, protect, maintain, and safeguard the Intellectual Property material to its business, including any Intellectual Property that is jointly developed with any third-parties, or any Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has had executed appropriate nondisclosure and confidentiality agreements and made all appropriate filings, registrations and payments of fees in connection with the foregoing. There is no infringement or misappropriation by any other Person of any Intellectual Property of any of the Group Companies. No proceedings or claims in which any of the Group Companies alleges that any Person is infringing upon, or otherwise violating, any Intellectual Property of any of the Group Companies are pending, and none has been served, instituted or asserted by any of the Group Companies.

(iv)
One or more of the Group Companies owns all rights in and to any and all Intellectual Property used or planned to be used by the Group Companies, or covering or embodied in any past, current or planned activity or service of the Group Companies, which Intellectual Property was made, developed, conceived, created or written by any consultant retained, or any employee employed, by the Group Companies.

(v)
Each of the Group Companies has not (a) transferred or assigned, (b) granted an exclusive license to or (c) provided or licensed, any Intellectual Property owned by the Group Companies to any Person who is the subject of any security interest, Lien, license or other contract granting rights therein to any other Person.

(t)
Internal Controls. Each of the Group Companies maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at quarterly intervals and appropriate action is taken with respect to any material differences.

(u)	Financial Statements.

(i)
The audited consolidated financial statements and related notes of the Company contained in the Form 10-KSB for the year ended December 31, 2006 and the unaudited consolidated financial statements and related notes in the Form 10-QSB for the nine months ended September 30, 2007 (collectively, the “Financial Statements”) have been prepared in accordance with the applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing; the Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in the Financial Statements, and except that unaudited Financial Statements may not contain all footnotes required by GAAP; the Financial Statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments; all other financial, statistical, and market and industry-related data included in the SEC Reports are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

(ii)
Subsequent to the date of the Company’s audited financial statements filed for the year ended December 31, 2006, except as disclosed therein or in any subsequent SEC Report, (i) none of the Group Companies has incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Group Companies, or any payment of or declaration to pay any dividends or any other distribution with respect to the Group Companies, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Group Companies taken as a whole; excluding any changes caused by (x) the condition of the industry of the Company that do not disproportionately affect the Company, (y) the failure of the Company to meet its financial projections or (z) the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the knowledge of the Company, there is no event that is reasonably likely to occur in the foreseeable future, which if it were to occur, could, individually or in the aggregate, have a Material Adverse Change.

(v)
Solvency and Adequate Capital. All Indebtedness represented by the Notes is being incurred for proper purposes and in good faith. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Group Companies’ assets exceeds the amount that will be required to be paid on or in respect of the Group Companies’ existing debts and other liabilities (including contingent liabilities) as they mature; (ii) the present fair saleable value of the assets of the Group Companies is greater than the amount that will be required to pay the probable liabilities of the Group Companies on their respective debt as they become absolute and mature, and (iii) the Group Companies are able to realize upon their assets and pay their debt and other liabilities (including contingent obligations) as they mature; (iv) the Group Companies’ assets do not constitute unreasonably small capital to carry on their respective businesses as now conducted and as proposed to be conducted including their respective capital needs taking into account the particular capital requirements of the business conducted by the Group Companies, and projected capital requirements and capital availability thereof; and (v) the current cash flow of each of the Group Companies, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. None of the Group Companies intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it or any other Group Companies will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of US$50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties (including liens granted over the property of any Group Company as security for Indebtedness of any Person that is not a Group Company), endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of US$50,000 due under leases required to be capitalized in accordance with GAAP. None of the Group Companies is, or is reasonably likely to be, in default with respect to any Indebtedness and no waiver of default is currently in effect. None of the Group Companies has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien (other than pursuant to the Security Documents). None of the Group Companies is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of any of the Group Companies, any agreement relating thereto or any other agreement (including, but not limited to, its Charter Document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company on a consolidated basis.

(w)
No Stabilization. None of the Group Companies has and, to each of its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of any of the Group Companies to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or its Subsidiaries.

(x)
No Sale to the U.S. None of the Group Companies, or any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, any Group Company (each such person, an “Affiliate”), or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner or under circumstances that would require the registration of the Securities under the Act.

(y)
No Directed Selling Efforts. None of the Group Companies, their respective Affiliates, or any person acting on its or their behalf (other than the Purchaser, its Affiliates or persons acting on its behalf, as to whom the Group Companies make no representation) has engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of the Company, its Subsidiaries, their respective Affiliates and each person acting on its or their behalf has complied with the offering restrictions requirement of Regulation S.

(z)
No Registration. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 6 hereof, no registration under the Act of the Securities is required for the offer, sale and delivery of the Securities in the manner contemplated herein or to qualify any Indenture under the Trust Indenture Act of 1939.

(aa)
Labor Matters. None of the Group Companies is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Group Companies. There is no strike or other labor dispute involving any of the Group Companies pending or threatened, which could have a Material Adverse Effect. There is no employment related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending or threatened against any of the Group Companies that could, individually or in the aggregate, have a Material Adverse Effect.

(bb)
Brokers and Finders. The Company has not engaged any broker, finder, commission agent or other similar person in connection with the transactions contemplated under the Documents, and the Company is not under any obligation to pay any broker’s fee or commission in connection with such transactions.

(cc)
Environmental Matters. Each of the Group Companies (i) is in compliance with any and all applicable foreign, federal, state, PRC national, provincial, and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has not received actual notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, (iv) has no knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not result in a Material Adverse Effect; and (v) has stored no hazardous materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any hazardous materials in a manner contrary to any Environmental Laws; except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)
Encumbrances. Except as set forth in Schedule 4(dd), as of the Closing Date, there will be no encumbrances, foreign exchange restrictions or contractual restrictions on the ability of any of the Group Companies (x) to pay dividends or make other distributions on such parties’ capital stock or to make loans or advances or pay any indebtedness to, or investments in, any of the Group Companies or (y) to transfer any of its property or assets to any of the Group Companies, except for such restrictions set forth in the Documents or limitations imposed by corporate law statutes.

(ee)
Winding up; Dissolution. None of the Group Companies has taken any action nor, to the Company’s knowledge have any steps been taken by any third party or legal, legislative or administrative proceedings been started or, to the Company’s knowledge threatened to (i) wind up, dissolve, make dormant, or eliminate any of the Group Companies or (ii) to withdraw, revoke or cancel any material approvals to conduct the business of any of the Group Companies, if applicable.

(ff)
Sovereign Immunity. Under the laws of their respective jurisdiction of incorporation and the PRC, none of the Group Companies nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

(gg)
Purchaser Liability. No holders of any of the Notes or Warrants or Warrant Shares will be subject to liability in respect of any liability of the Company by virtue only of the holding of any such Securities.

(hh)
Certificate. Each certificate signed by any officer of any of the Group Companies and delivered to the Purchaser shall be deemed a representation and warranty by such company (and not individually by such officer) to the Purchaser with respect to the matters covered thereby.

(ii)
Foreign Corrupt Practices Act. None of the Group Companies, nor to the knowledge of the Company, any agent or other person acting on behalf of any of the Group Companies, directly or indirectly, (i) has used any funds or will use such funds or any proceeds from the sale of the Securities for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Group Companies (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated or taken any action which violates or would result in a violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”).

(jj)
Related Party Transactions. No material transactions or relationships, direct or indirect, exist between or among any of the Group Companies or its Subsidiaries or any Affiliate of the Group Companies or its subsidiaries, on the one hand, and any current director, officer, stockholder, customer or supplier of any of them (including his or her spouse, child, sibling, any company or undertaking in which he or she holds any equity interest, or any person related by marriage or consanguinity), on the other hand.

(kk)
Investment Company. None of the Group Companies is, and as a result of the offer and sale of the Securities contemplated herein will not be, required to register as an “investment company” under, and as such term is defined in, the Investment Company Act of 1940, as amended, in connection with or as a result of the offer and sale of the Securities.

(ll)	PFIC. None of the Group Companies is or intends to become a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the Internal Revenue Code.

(mm)
OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. None of the Group Companies does any business with governments, entities or persons subject to any U.S. sanctions administered by the OFAC or any enabling legislation or executive order relating thereto, or, to the best of the knowledge of the Company, any person or entity in those countries or with those persons, or perform contracts in support of projects in or for the benefit of those countries or those persons.

(nn)
Money Laundering Laws. The operations of each of the Group Companies are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Group Companies with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(oo)
Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company will violate Regulation T, U or X of the Board of Governors of the U.S. Federal Reserve System or any other regulation of such Board of Governors.

(pp)	Other Representations and Warranties Relating to the PRC Group Companies.

(i)
The constitutional documents and certificates and related material contracts of the WFOE and any other Group Companies (excluding the Company) (collectively, the WFOE and such other Group Companies established under the laws of the PRC are referred to herein as the “PRC Group Companies”) are valid and have been duly approved or registered (as applicable) by competent PRC Governmental Authorities.

(ii)
All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of each of the PRC Group Companies have been duly obtained from the relevant PRC Governmental Authorities and are in full force and effect.

(iii)
All filings and registrations with the PRC Governmental Authorities required in respect of each of the PRC Group Companies and their respective operations including, without limitation, the registrations with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations.

(iv)
Each of the PRC Group Companies has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC Government Authorities. There are no outstanding rights of, or commitments made by, the Company or any Group Company to sell any equity interest in any of the PRC Group Companies, or by any of the other PRC Group Companies’ shareholders to sell any equity interest in such other PRC Group Companies.

(v)
The PRC Group Companies are not in receipt of any letter or notice from any relevant PRC Governmental Authority notifying it of revocation of any licenses or qualifications issued to it or any subsidy granted to it by any PRC Governmental Authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by the PRC Group Companies.

(vi)
Each of the PRC Group Companies has conducted its business activities within the permitted scope of business or has otherwise operated its business in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC Governmental Authorities.

(vii)
As to licenses, approvals and government grants and concessions requisite or useful for the conduct of any part of the PRC Group Companies’ business which are subject to periodic renewal, the Company has no knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC Governmental Authorities.

(viii)
With regard to employment and staff or labor, each of the PRC Group Companies has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

(qq)
Full Disclosure. All disclosure furnished by or on behalf of the Company to the Purchaser regarding any of the Group Companies, their respective businesses and the transactions contemplated under the Documents, with respect to the representations and warranties made herein, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser does not make any representations or warranties with respect to the transactions contemplated hereby, other than those specifically set forth in Section 6 hereof.

5. Covenants of the Group Companies. Each of the Group Companies, jointly and severally, hereby agrees:

(a)
To (i) advise the Purchaser promptly after obtaining knowledge (and, if requested by the Purchaser, confirm such advice in writing) of the issuance by any applicable securities commission of any stop order suspending the qualification or exemption from qualification of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any applicable state securities commission or other regulatory authority, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any applicable state securities or Blue Sky laws, and (iii) if at any time any applicable state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)
Whether or not any of the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all reasonable costs, expenses, fees and taxes incident to and in connection with: (A) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, and (B) the preparation, issuance and delivery of the Securities, (ii) all fees and expenses of counsel, accountants and any other experts or advisors retained by the Group Companies, (iii) all expenses in connection with qualifying the Securities for settlement in the Clearing Facilities, (iv) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities for “book-entry” transfer, (v) all fees and expenses (including any filing, regulatory and registration fees) relating to the perfection of Liens, and (vi) all fees and expenses (including fees and expenses of counsel) of the Trustee, the Warrant Agent and the Collateral Agent; provided, however, that the Company shall only be responsible for such fees and expenses up to an amount equal to 0.75% of the Principal Amount (“Expense Cap”) and any amounts that exceed the Expense Cap shall be borne, pro-rata, by each of the Purchaser. In addition, on the First Closing Date, the Company will pay to Abax an arrangement fee of $1,600,000 in connection with the sale and the issuance of the Initial Notes.

(c)	To do and perform all things and comply with all covenants and agreements required to be done and performed or complied with under the Documents prior to and after the Closing Date.

(d)
Prior to making any public disclosure or filings as may be required by applicable law with respect to this Agreement and the transactions contemplated hereby, to provide the Purchaser and its counsel with the reasonable opportunity to review and comment on such public disclosure documents and consider in good faith any comments received from the Purchaser or its counsel.

(e)	Use reasonable efforts to maintain the trading of the Common Stock in the Trading Market.

(f)
Subject to the requirements of applicable laws and regulations and for so long as the Purchaser owns any of the Securities, the Company will furnish to the Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company (A) to the Trustee under the Indenture or (B) to the Warrant Agent under the Warrant Agreement, and as soon as reasonably available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed; provided, however, that any such report or financial statements filed on the Commission’s EDGAR database need not be separately furnished.

(g)
During the two-year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), not to, and not to permit any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144(a) under the Act) controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144(a) under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

(h)
To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by any Governmental Authorities or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Securities or the sale thereof to the Purchaser.

(i)
The Company will use its reasonable efforts not to become, and cause its Subsidiaries not to become, a PFIC. If the Company determines that it or any of its Subsidiaries has become a PFIC, the Company will promptly notify the Purchaser and provide all information requested by the Purchaser that is necessary for the Purchaser to make a qualified electing fund (QEF) election under Section 1295 of the Internal Revenue Code.

(j)
No Group Company shall, directly or indirectly, use the proceeds of the sale of the Notes, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture or other Person for the purposes of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(k)
Each of the Group Companies shall conduct its operations at all times in compliance with the Money Laundering Laws of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued administered or enforced by any applicable Governmental Authorities.

(l)
The Company agrees that it will not register any transfer of the Securities that is not (i) made in accordance with the provisions of Regulation S under the Act, (ii) made pursuant to registration under the Act, or (iii) made pursuant to an available exemption under the Act.

(m)
The Company shall, as soon as reasonably practicable, use its reasonable best efforts to (i) obtain approvals from, and complete filing procedures with, relevant Governmental Authorities in order to create valid and enforceable security interests over all of the equity interests of the WFOE pursuant to the Onshore Equity Pledge Agreements, and (ii) procure a Person who is reasonably acceptable to Purchaser as sponsor to act on behalf of the Company in making the foregoing filings and completing such procedures which sponsor shall act at the instruction of the Collateral Agent. If the PRC Governmental Authorities require any amendments, modifications or changes to the Onshore Equity Pledge Agreements as a condition to their approval of such agreements, then the Company shall use its best efforts to effect such amendments, modifications or changes to such agreements, as the case may be, to obtain such approvals from the relevant Governmental Authorities.

(n)
The Company shall use its best efforts to assist the Purchaser to timely file the UCC Financing Statement under Article 9 of the UCC of Delaware with the Secretary of the State of the State of Delaware with respect to the pledge of equity interests in the WFOE, which initial filing shall be completed no later than one month from the date of the Closing.

(o)
To the extent that any Controlling Shareholder or Group Company is subject to or under the jurisdiction of Circular 75 issued by the PRC State Administration of Foreign Exchange on October 21, 2005, including any amendment, implementing rules, or official interpretation thereof or any replacement, successor or alternative legislation having the same subject matter thereof (collectively “Circular 75”), each Group Company and the Controlling Shareholder hereby covenants to the Purchaser and the Company that it shall fully comply, and shall procure that the Controlling Shareholder and/or Group Company to comply, in all respects with Circular 75 and any related requirement of law, including without limitation, the completion of any applicable foreign exchange registration, settlement or remittance requirement therein by January 31, 2008.

(p)
Subject to the written consent of the Purchaser, the Company will use the proceeds from the offer and sale of the Securities (the “Proceeds”) solely for (i) set-up and general working capital expenditures in connection with the construction and operation of the liquefied natural gas processing and distribution plant to be constructed in Jinbiang, Shaanxi Province in the PRC and its related operations, (ii) strategic equity or asset acquisitions, (iii) fees and expenses payable with respect to the issuance of the Securities, and (iv) other general working capital purposes, including the construction and acquisition of CNG filling stations (collectively, the “Permitted Use of Proceeds”).

(q)	The proceeds from the offer and sale of the Securities will, prior to contribution to the WFOE, be retained in the Deposit Account until such proceeds are to be used for the Permitted Use of Proceeds.

(r)
The Company (i) shall at all times keep reserved for issuance and delivery such number of Warrant Shares issuable upon exercise of any Warrant and (ii) shall, from time to time, take all necessary steps to amend its certificate or articles of incorporation to provide a sufficient reserve of Warrant Shares for issuance upon exercise of the Warrants.

(s)
In connection with the exercise of the Warrants, neither the Company nor any Person acting on its behalf will take any action which would result in the Warrant Shares being issued by the Company other than to the then existing holders of the Warrants exclusively, in each case where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Act.

(t)
Each of the Group Companies undertakes that (i) it will comply with the FCPA, including, without limitation, not making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of value to any “foreign official” (as the term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, (ii) it will conduct its business in compliance with the FCPA, and (iii) it will institute and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(u)
The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Warrant Shares are “restricted securities” as defined in Rule 144(a)(3), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and make publicly available in accordance with Rule 144(c) (and, if the Purchaser owns any Warrant Shares, furnish to the Purchaser) such information as is required to sell such Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of the Warrant Shares may reasonably request, to the extent required from time to time to enable such person to sell such Warrant Shares, as applicable, without registration under the Act within the requirements of the exemption provided by Rule 144.

(v)
The Company shall, by 8:30 a.m. New York City time on the second trading day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Documents that are required by the Commission’s rules and regulations to be filed thereto. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement (i) without the prior consent of the Company, with respect to any press release of the Purchaser, or (ii) without the prior consent of the Purchaser, with respect to any press release of the Company, in either case of (i) and (ii), which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly or otherwise disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or any securities exchange or the Trading Market, without the prior written consent of the Purchaser, except (x) as required by federal securities law in connection with the filing of the Documents (including signature pages thereto) with the Commission and (y) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with reasonable prior notice of such disclosure permitted hereunder.

6. Purchaser’s Representations, Warranties and Agreements.

The Purchaser represents and warrants to the Company that:

(a)
It is not a “U.S. Person” (as defined in Rule 902 of Regulation S under the Act) and it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities in any country or jurisdiction where action for that purpose is required. It is not acquiring the Securities for the account or benefit of any U.S. persons except in accordance with exemption from registration requirements of the Act below or in a transaction not subject thereto.

(b)	It is not acquiring the Securities with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

(c)
It (A) agrees that it will not offer, sell or otherwise transfer any of the Securities nor, unless in compliance with the Act, engage in hedging transactions involving such securities, on or prior to (x) the date which is 40 days (in the case of the Notes) or one year (in the case of the Warrants and the Warrant Shares) after the later of the date of the commencement of the offering and the date of original issuance (or of any predecessor of any Security proposed to be transferred by the Purchaser) and (y) such later date, if any, as may be required by applicable law, except (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Act, (c) for so long as any Security is eligible for resale pursuant to Rule 144A under the Act, to a person it reasonably believes is a “qualified institutional buyer” as defined in Rule 144A that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to Persons who are not “U.S. Persons” (within the meaning of Regulation S) that occur outside the United States within the meaning of Regulation S or (e) pursuant to any other available exemption from the registration requirements of the Act, and (B) agrees that it will give to each person to whom such Security is transferred a notice substantially to the effect of this paragraph.

(d)	The Purchaser acknowledges that the Securities are “restricted securities” as defined in Rule 144 under the Act and subject to resale restrictions during the period set forth in Rule 144.

(e)
No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Act), general solicitation or general advertising in violation of the Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

(f)
The Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person, directly or indirectly, to sell, transfer, distribute or grant participations to such Person or to any third Person, with respect to any of the Securities.

(g)
The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated by the Documents, including, without limitation, the purchase of the Securities: (a) is within its power and authority and has been duly authorized by all necessary action; (b) does not contravene the terms of its Charter Documents or any amendment thereof; and (c) shall not violate, constitute a breach of or a default (with the passage of time or otherwise) under, or require the consent of any person or a Governmental Authority (other than consents already obtained which are in full force and effect) under or pursuant to (i) any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which the Purchaser is a party or by which the Purchaser or its property is bound, or (ii) any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to the Purchaser or any of its properties, other than in each of clause (i) and (ii) such violations, breaches or defaults that would not, individually or in aggregate, have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(h)
This Agreement and the other Documents to which it is a party have been duly executed and delivered by it and assuming that it is binding on and enforceable against the Company, this Agreement constitutes the Purchaser’s legal, valid and binding obligation enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(i)
The Purchaser has not engaged any broker, finder, commission agent or other similar person in connection with the transactions contemplated under the Documents, and the Purchaser is not under any obligation to pay any broker’s fee or commission in connection with such transactions.

7. Conditions to Purchase Securities at Closing. (i) The Purchaser’s obligation to purchase the Securities under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

(a)
All the representations and warranties of each of the Group Companies contained in this Agreement and in each of the Documents shall have been true and correct (disregarding all qualification and exceptions contained therein relating to materiality or Material Adverse Effect) in all material respects as of the date hereof and shall be true and correct in all material respects at the Closing Date. On or prior to the Closing Date, the Group Companies and each other party to the Documents (other than the Purchaser) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents to the satisfaction of the Purchaser.

(b)
No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that could prevent or materially interfere with the consummation of the transactions contemplated under the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company be pending or threatened as of the Closing Date.

(c)
No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that could, as of the Closing Date, reasonably be expected to prevent the consummation of the transactions contemplated under the Documents. No Proceeding shall be pending or, to the knowledge of the Company, threatened other than Proceedings that if adversely determined could not, individually or in the aggregate, adversely affect the issuance or marketability of the Securities, or could not, individually or in the aggregate, have a Material Adverse Effect.

(d)
The Company shall have obtained any and all approvals, consents and waivers necessary for consummation of the transactions contemplated by this Agreement, including, but not limited to, all Permits, authorizations, approvals or consents of any Governmental Authority.

(e)	The Purchaser shall have received on the Closing Date:

(i)
certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer(s) of each of the Group Companies, on behalf of each of such Group Companies, respectively, to the effect that (a) the representations and warranties set forth in Section 4 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (b) such Group Company has complied with all Documents in all material respects and satisfied all conditions set forth in such Documents on its part to be performed or satisfied hereunder (to the extent it is a party to such Documents) at or prior to the Closing Date unless otherwise waived pursuant to the terms hereof, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the SEC Reports (exclusive of any amendment or supplement thereto after the date thereof), no event or events have occurred, no information has become known nor does any condition exist that could, individually or in the aggregate, have a Material Adverse Effect, (d) since the date of the most recent financial statements in the SEC Reports (exclusive of any amendment or supplement thereto after the date thereof), none of the Group Companies has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Group Companies, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise), results of operations, prospects or regulatory status of the Group Companies, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of any of the Group Companies that is material to the business, condition (financial or otherwise) or results of operations, prospects or regulatory status of the Group Companies, taken as a whole, and (e) the sale of any of the Securities has not been enjoined (temporarily or permanently);

(ii)	certificates dated the Closing Date, executed by the Secretary or authorized officer of each of the Group Companies, certifying such matters as the Purchaser may reasonably request;

(iii)	certificates dated the Closing Date, executed by officers of the Company certifying such matters as the Purchaser may reasonably request;

(iv)
the opinions of Crone Rozynko LLP, special U.S. counsel to the Company, and Ellenoff Grossman & Schole LLP, special New York Counsel to the Company dated the Closing Date, in the form attached hereto as Exhibit H;

(v)	the opinion of Shannxi Jia Rui Law Firm, as to matters of PRC law, dated the Closing Date, in the form attached hereto as Exhibit J;

(vi)
evidence from the Company in a form reasonably acceptable to the Purchaser that the following have occurred: (i) the WFOE has expanded its “scope of activities allowed” with the local authority (including expansion of its business license) to include the distribution and sale (directly or indirectly) of compressed natural gas and liquefied natural gas as a vehicular fuel, the operation of a liquefied natural gas processing plant as well as operation of natural gas filling stations, and the provision of technical and management expertise to the natural gas sector; (ii) Xi'an Xilan Natural Gas Co, Ltd. has amended its Memorandum and Articles of Association so that shareholders may pledge their shareholdings to the WFOE, and that all shareholders of Xi'an Xilan Natural Gas Co, Ltd. have executed equity pledges of such shareholdings in a form that is reasonably acceptable to the Purchaser and (iii) that the WFOE and Xi'an Xilan Natural Gas Co, Ltd. have amended their contractual relationship in a form reasonably acceptable to the Purchaser; and

(vii)	evidence reasonably satisfactory to Abax that the Deposit Account has been set up with Citibank and is subject to co-signature authority by Abax.

(viii)
Each of the Documents shall have been executed and delivered by all parties thereto to the satisfaction of the Purchaser, and the Purchaser shall have received a fully executed original (or clearly legible facsimile copy) of each Document.

(ix)
The Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the transactions contemplated in the Documents that are required to be delivered at or prior to the Closing Date.

(f)	None of the other parties to any of the Documents shall be in breach or default under their respective obligations thereunder.

(g)	The Collateral Agent shall have received on the respective Closing Date:

(i)
any certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in the Indenture);

(ii)	such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent; and

(iii)
the Collateral Agent and its counsel shall be satisfied that no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Indenture and the Onshore Equity Pledge Agreement.

(h)
All UCC Financing Statements or other similar financing statements or filings required pursuant to Section 7(g) (collectively, the “Filing Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Collateral Agent (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Collateral Agent and its counsel (i) the Filing Agent’s receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the approval by PRC Governmental Authorities of the Onshore Equity Pledge Agreement and (iii) that the Filing Agent will notify the Collateral Agent and its counsel of the results of such submissions within 10 days following approval by PRC Governmental Authorities of the Onshore Equity Pledge Agreement.

(i)
The respective Boards of Directors and, to the extent legally required, the respective shareholders of the Group Companies shall have approved and authorized by all necessary corporate action (i) the execution and delivery of the Documents, (ii) all actions to be performed or satisfied under the Documents (including, without limitation, the reserve for issuance of the Warrant Shares issuable upon exercise of the Warrants), (iii) the consummation of the transactions contemplated by the Documents, (iv) the pricing terms of the Securities and (v) all other actions necessary in connection with the transactions contemplated by the Documents and the offering of the Securities and shall have provided the Purchaser with a copy of such authorizations.

(j)
The Purchaser shall have completed and be satisfied with the results of all business, legal and financial due diligence in its sole discretion and absolute satisfaction, and any items requiring correction identified by the Purchaser shall have been corrected to the Purchaser’s satisfaction.

(k)
The Notes with aggregate of principal amount of up to US$40,000,000 and Warrants to purchase an aggregate of 2,900,000 Warrant Shares shall be sold to the Purchaser pursuant to this Agreement at the First Closing.

(l)
Conditions to Purchase of Option Notes In the event that the Purchaser exercise their option to purchase all or any portion of the Option Notes after the Closing Date, the Purchaser shall receive, dated as of the relevant Second Closing Date, the items referred here in under Section 7(e), dated as of the Second Closing Date, and true and correct as of such date.

8. Indemnification.

(a)
Each of the Group Companies, jointly and severally, agrees to indemnify and hold harmless the Purchaser, each of its affiliates (including any person who controls the Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, shareholders, counsel, employees and agents (the Purchaser and each such other person being referred to as an “Indemnified Person”), to the fullest extent lawful, from and against any losses, claims, damages, liabilities and reasonable expenses (or actions in respect thereof), as incurred, related to or arising out of or in connection with:

(i)
actions taken or omitted to be taken by any of the Group Companies or their respective affiliates, officers, directors, employees or agents in breach or violation of their respective representations, warranties, covenants and agreements set forth in this Agreement or any of the other Documents;

(ii)	any breach by any of the Group Companies of their respective representations, warranties, covenants and agreements set forth in this Agreement or in any of the other Documents; and

(iii)
and, subject to the provisions hereof, will reimburse the Indemnified Persons for all reasonable expenses (including, without limitation, reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, defending or settling any such action or claim, whether or not in connection with litigation in which any Indemnified Person is a named party. If any of the Indemnified Persons’ personnel appears as witnesses, are deposed or are otherwise involved in the defense of any action against an Indemnified Person, any of the Group Companies, or their respective officers or directors, the Group Companies will reimburse the Purchaser for all reasonable expenses incurred by the Purchaser by reason of any of the Indemnified Persons being involved in any such action; provided, however, any of the Group Companies shall not be liable for indemnification hereunder with regard to any grossly negligent act or omission or willful misconduct by the Purchaser or any other Indemnified Person. This indemnity will be in addition to any liability that any of the Group Companies may otherwise have to the Indemnified Persons.

(b)
As promptly as reasonably practical after receipt by an Indemnified Person under this Section 8 of notice of the commencement of any action for which such Indemnified Person is entitled to indemnification under this Section 8, such Indemnified Person will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Person other than the indemnification obligation provided in paragraph (a) above. In case any such action is brought against any Indemnified Person, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Person (who shall not, except with the written consent of such Indemnified Person, be counsel to the indemnifying party, which written consent shall not be unreasonably withheld) at the expense of the indemnifying party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or are targets of, any such action include both the Indemnified Person and the indemnifying party, and the Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it and/or any other Indemnified Person that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such Indemnified Person or Persons and such Indemnified Person or Persons shall have the right to select separate counsel (including an additional local counsel) to defend such action on behalf of such Indemnified Person or Persons at the reasonable expense of the indemnifying party. After notice from the indemnifying party to such Indemnified Person of its election so to assume the defense thereof and approval by such Indemnified Person of counsel appointed to defend such action, the indemnifying party will not be liable to such Indemnified Person under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Person in connection with the defense thereof, unless (i) the Indemnified Person shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the Indemnified Persons who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the Indemnified Person at the expense of the indemnifying party. After such notice from the indemnifying party to such Indemnified Person, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such Indemnified Person without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed).

(c)
No indemnifying party shall, without the prior written consent of any Indemnified Person, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action, claim, suit or proceeding in respect of which the Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by any Indemnified Person (whether or not the Indemnified Person is an actual or potential party to such action or claim), unless such settlement (A) includes an unconditional express written release of any Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person, from all losses, claims, damages or liabilities arising out of such action, claim, suit or proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person. If a claim or action is settled, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment.

(d)
The indemnity and expense reimbursement obligations set forth herein (i) shall be in addition to any liability any of the Group Companies may have to any Indemnified Person at common law or otherwise, (ii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any other Indemnified Person and (iii) shall be binding on any successor or assignee of any of the Group Companies and successors or assignees of any of the Group Companies’ business and assets.

(e)
If any of the Group Companies enters into any agreement or arrangement with respect to, or effects, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities, such Group Company shall provide for the assumption of its obligations under this Agreement by another party reasonably satisfactory to the Purchaser.

9. Termination.

(a)	The Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(i)
since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Purchaser’s reasonable judgment, be expected to (i) make it impracticable or inadvisable to proceed with the purchase of the Securities on the terms and in the manner contemplated in this Agreement and the Indenture, or (ii) materially impair the investment quality of any of the Securities;

(ii)	the failure of any of the Group Companies to satisfy any of the conditions contained in Section 7(i) hereof on or prior to the First Closing Date;

(iii)
any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States, the European Union, the PRC or Hong Kong (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States, the European Union, the PRC or Hong Kong could be expected to make it, in the Purchaser’s reasonable judgment, impracticable to proceed with the consummation of the transactions on the terms and in the manner contemplated in this Agreement or the Indenture;

(iv)
trading in the Company’s Common Stock shall have been suspended by the Trading Market or the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Hong Kong Stock Exchange, the NASDAQ Small Cap Market, the NASDAQ Capital Market or the NASDAQ Global Market or any setting of limitations on prices for securities on any such exchange or the NASDAQ Capital Market or the NASDAQ Small Cap Market, the NASDAQ Global Market;

(v)	the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that could be reasonably expected to have a Material Adverse Effect; or

(vi)
the declaration of a banking moratorium by any federal or New York state Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that could reasonably be expected to have a material adverse effect on the financial markets in the United States, European Union, the PRC, Hong Kong or elsewhere.

(b)
The Company shall pay to the Purchaser a US$2,000,000 termination fee (the “Company Breakup Fee”) if the Company breaches any of its representations, warranties, covenants and obligations under this Agreement prior to the Closing Date and the parties fail to consummate the transactions contemplated herein. In the event of such breach and failure, the Purchaser may terminate this Agreement by written notice to the Company and the Company shall promptly (but in no event later than 7 days following the termination of this Agreement) pay the Company Breakup Fee to the Purchaser.

(c)
The Company may terminate this Agreement at any time prior to the Closing Date by written notice to the Purchaser based upon the Purchaser’s breach of its representations, warranties, covenants and obligations under this Agreement.

10. Survival of Representations and Indemnities. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of any of the Group Companies and the Purchaser set forth in this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser or any of the Group Companies and (ii) acceptance of the Securities, and payment for them hereunder.

11. Substitution of Purchaser. Prior to the Closing, the Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the respective Securities, by written notice to the Company, which notice shall be signed by the Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 11), such word shall be deemed to refer to such Affiliate in lieu of the original purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the original purchaser all of the Securities then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 11), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the original purchaser, and the original purchaser shall have all the rights of an original holder of the Securities under this Agreement.

12. Miscellaneous.

(a)	Notices given pursuant to any provision of this Agreement shall be addressed as follows:

(i)	if to the Company and/or the other Group Companies, to:

China Natural Gas, Inc.
19th Floor, Building B, Van Metropolis
No. 35 Tanyan Road
High Tech Zone
Xi’an 710065
P.R. China
Attention: Chief Financial Officer
Facsimile No.: +86 8845 4353

China Natural Gas, Inc.
90 Park Ave Suite# 1625
New York, NY 10016
Attention: Taylor Zhang
Fax: + 1 212 786 7371

with a copy to:

Crone Rozynko LLP
101 Montgomery Street, Suite 1950
San Francisco, CA 94104
U.S.A.
Attention: Alisande M. Rozynko, Esq.
Facsimile No.: +1 415 955 8910

(ii)	if to the Purchaser, to the addresses as indicated in Schedule I.

(b)
Except with respect to the material terms and conditions of the transactions contemplated by the Documents, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall rely on the foregoing representations in effecting transactions contemplated hereunder.

(c)
This Agreement has been and is made solely for the benefit of and shall be binding upon each of the Group Companies and the Purchaser and, to the extent provided in Section 8 hereof, the controlling persons and their respective agents, employees, officers, directors, partners, counsel, and shareholders expressly referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

(d)	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e)
All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed as follows: one arbitrator shall be appointed by the Purchaser, one arbitrator shall be appointed by the Company, and the third arbitrator shall be appointed jointly by the two arbitrators appointed by the parties. The place of arbitration shall be in Hong Kong. The arbitration shall be conducted in English. The arbitration awards shall be final and binding upon the parties.

(f)
No failure to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)
To the extent that any of the Group Companies have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Indenture, the Notes or any other documents related to the transactions contemplated hereby, to the extent permitted by law.

(h)	This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

(i)	The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

(j)
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, in each case, to the extent permitted by applicable law, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable, to the extent permitted by applicable law.

(k)
This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given; provided that the same are in writing and signed by all of the signatories hereto.

[THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please confirm that the foregoing correctly sets forth the agreement among the Group Companies and the Purchaser.

Very truly yours,

GROUP COMPANIES

CHINA NATURAL GAS INC.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI XILAN NATURAL GAS EQUIPMENT CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

XI’AN XILAN NATURAL GAS CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI JINGBIAN LIQUIFIED NATURAL GAS CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

SHAANXI XILAN AUTOMOBILE CONVERSION CO., LTD.

By:	/s/ Qinan Ji
Name:
Title:

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

HENAN BRANCH OF XI’AN XILAN NATURAL GAS CO. LTD.

By:	/s/ Qinan Ji
Name:
Title:

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

Accepted and Agreed to:

ABAX LOTUS LTD.

By:	/s/ Yang Xiang Dong
Name: Yang Xiang Dong
Title: Authorized Signatory

[SIGNATURE PAGE TO PURCHASE AGREEMENT]

SCHEDULE I

Schedule of Purchaser

I. Closing of the Sale and Issuance of Notes and Warrants

First Closing Date: January 31, 2008

Name and Address	Principal Amount of Notes	Number of Warrants	Purchase Price
Abax Lotus Ltd. c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Centre 8 Finance Street Central, Hong Kong SAR Fax: +852 3602 1702	RMB300,000,000	29,000,000
The amount of U.S. dollars obtained by converting RMB into U.S. dollars at the base rate for the purchase of U.S. dollars with RMB as quoted by the People’s Bank of China at Noon (Beijing time) one Business Day prior to the Closing Date.

Second Closing Date: not more than 30 calendar days after January 31, 2008

Name and Address	Principal Amount of Notes	Number of Warrants	Purchase Price
Abax Lotus Ltd. c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Centre 8 Finance Street Central, Hong Kong SAR Fax: +852 3602 1702	RMB75,000,000	None
The amount of U.S. dollars obtained by converting RMB into U.S. dollars at the base rate for the purchase of U.S. dollars with RMB as quoted by the People’s Bank of China at Noon (Beijing time) one Business Day prior to the Closing Date.

Exhibit List

Exhibit A. Form of Indenture

Exhibit B. Form of Warrant Agreement

Exhibit C. Form of Account Security Agreement

Exhibit D. Form of Onshore Equity Pledge Agreement

Exhibit E. Form of Investor Rights Agreement

Exhibit F. Form of Conduct of Business and Information Rights Agreement

Exhibit G. Form of Non-Competition Agreement

Exhibit H. Form of Registration Rights Agreement

Exhibit I. Forms of U.S. Legal Opinions

Exhibit J. Form of PRC Legal Opinion